EXHIBIT 10.1.1

                              EMPLOYMENT AGREEMENT

     This Agreement, made and dated as of January 2, 2003 (the "Effective Date"), by and between Starcraft Corporation, an Indiana corporation ("Employer"), and Michael H. Schoeffler, a resident of Elkhart County, Indiana ("Employee").

                               W I T N E S S E T H

     WHEREAS,  Employer  desires to employ  Employee as its  President and Chief
Operating   Officer,   for   itself   and   each  of  its   subsidiaries   ("Job
Responsibilities");

     WHEREAS,   Employer   desires  to  encourage   Employee  to  make  valuable
contributions to Employer's business operations and not to seek or accept employment elsewhere;

     WHEREAS, Employee desires to be assured of a secure minimum compensation from Employer for his services over a defined term;

     WHEREAS, Employer desires to assure the continued services of Employee on behalf of Employer on an objective and impartial basis and without distraction or conflict of interest in the event of an attempt by any person to obtain control of Employer;

     WHEREAS, Employer recognizes that when faced with a proposal for a change of control of Employer, Employee will have a significant role in helping the Board of Directors assess the options and advising the Board of Directors on what is in the best interests of Employer and its shareholders, and it is necessary for Employee to be able to provide this advice and counsel without being influenced by the uncertainties of his own situation;

     WHEREAS, Employer desires to provide fair and reasonable benefits to Employee on the terms and subject to the conditions set forth in this Agreement;

     WHEREAS, Employer desires reasonable protection of its confidential business and customer information which it has developed over the years at substantial expense and assurance that Employee will not compete with Employer for a reasonable period of time after termination of his employment with Employer, except as otherwise provided herein.

     NOW, THEREFORE, in consideration of these premises, the mutual covenants and undertakings herein contained and the continued employment of Employee to perform Job Responsibilities for Employer, Employer and Employee, each intending to be legally bound, covenant and agree as follows:

     1. Upon the terms and subject to the conditions set forth in this Agreement, Employer employs Employee to perform Job Responsibilities for Employer, and Employee accepts such employment.

     2. Employee agrees to serve as President and Chief Operating Officer for Employer and each of its subsidiaries in connection with the Job Responsibilities and to perform such Job Responsibilities in that office as may reasonably be assigned to him by Employer's Board of Directors; provided, however that such duties shall be performed in or from the offices of Employer currently located at Goshen, Indiana, and shall be of the same character as those previously performed by Employee and generally associated with the office held by Employee. Employee shall not be required to be absent from the location of the principal executive offices of Employer on travel status or otherwise more than 45 days in any calendar year. Employer shall not, without the written consent of Employee, relocate or transfer Employee to a location more than 30 miles from his principal residence. Employee shall perform Job Responsibilities for Employer as President and Chief Operating Officer for Employer and each of its subsidiaries in substantially the same manner and to substantially the same extent as Employee rendered his services to Employer before the date hereof. Although while employed by Employer, Employee shall devote substantially all his business time and efforts to Employer's business, Employee may use his discretion in fixing his hours and schedule of work consistent with the proper discharge of his duties.

     3. The term of this Agreement shall begin on the "Effective Date" and shall end on the date which is one (1) year following such date (the "Anniversary Date"); provided, however, that such term shall be extended for additional one
(1) year terms on each Anniversary Date, unless either party hereto gives written notice to the other party not to so extend within ninety (90) days prior to such Anniversary Date, in which case no further extension shall occur and the term of this Agreement shall end on the Anniversary Date as of which the notice not to extend is given (such term, including any extension thereof shall herein be referred to as the "Term"), provided, however, that such notice not to extend the Term of this Agreement by either party shall be a termination of employment prior to expiration of the Term of this Agreement for all purposes of this Agreement, including section 7 and section 8 hereof. Such notice not to extend the Term of this Agreement shall be in the form of the "Notice of Termination" defined in section 10 hereof, and shall contain specific reference to specific provisions of section 7 hereof relied upon for any such termination of the Term of this Agreement on the Anniversary Date or otherwise.

     4. Employee shall receive an annual salary of Three Hundred Thousand Dollars ($300,000.00) ("Base Compensation") payable at regular intervals in accordance with Employer's normal payroll practices now or hereafter in effect. Employer may consider and declare from time to time increases in the salary it pays Employee and thereby increases in his Base Compensation. Employer shall review Employee's Base Compensation on an annual basis with the intention that such review of the Base Compensation and the Executive Bonus Plan, subject to the discretion, responsibilities and policies of the Employer's Compensation Committee, shall cause the annual Base Compensation and Bonus to increase from year-to-year. Any and all increases in Employee's salary pursuant to this section shall cause the level of Base Compensation to be increased by the amount of each such increase for purposes of this Agreement. The increased level of Base Compensation as provided in this section shall become the level of Base Compensation for the remainder of the Term of this Agreement until there is a further increase in Base Compensation as provided herein.

     5. So long as Employee is employed by Employer pursuant to this Agreement, he shall be included as a participant in all present and future employee benefit, retirement, and compensation plans generally available to employees of Employer, consistent with his Base Compensation, his Job Responsibilities and his position as President of Employer and Chief Operating Officer of Employer and its subsidiaries, including, without limitation, Employer's 401(k) plan, stock incentive plan, Executive Bonus Plan, and group life insurance plans (collectively, "Benefit Plans"), each of which Employer agrees to continue in effect on terms no less favorable than those currently in effect as of the date hereof (as permitted by law) during the Term of this Agreement, unless prior to a Change of Control the operating results of Employer are significantly less favorable than those for the last fiscal year, and unless either before or after a Change of Control changes in the accounting or tax treatment of such plans would adversely affect Employer's operating results or financial condition in a material way, and the Board of Directors of Employer concludes that modifications to such plans need to be made to avoid such adverse effects, and such modifications similarly affect all other senior executive officers of Employer.

     6. So long as Employee is employed by Employer pursuant to this Agreement, Employee shall receive reimbursement from Employer for all reasonable business expenses incurred in the course of his employment by Employer, upon submission to Employer of written vouchers and statements for reimbursement. Employee shall attend, at his discretion, those professional meetings, conventions, and/or similar functions that he deems appropriate and useful for purposes of keeping abreast of current developments in the industry and/or promoting the interests of Employer. So long as Employee is employed by Employer pursuant to the terms of this Agreement, Employer shall continue in effect vacation policies applicable to Employee no less favorable from his point of view than those written vacation policies in effect on the date hereof. So long as Employee is employed by Employer pursuant to this Agreement, Employee shall be entitled to office space and working conditions no less favorable from his point of view than were in effect for him on the date hereof. So long as Employee is employed by Employer pursuant to this Agreement, employee shall be entitled to the use of a company car provided by the Employer. So long as Employee is employed by Employer pursuant to this Agreement, Employee shall be continue to pay for membership in the Elcona Country Club, and Employer shall continue to pay the dues and assessments for such membership.

     7. Subject to the respective continuing obligations of the parties, including but not limited to those set forth in subsections 8(A), 8(B), 8(C) and 8(D) hereof, Employee's employment by Employer may be terminated effective on any Anniversary Date or otherwise prior to the expiration of the Term of this Agreement upon written notice as required by section 10, and as follows:

     (A) Employer, by action of its Board of Directors and upon written notice to Employee, may terminate Employee's employment with Employer at any time for cause. For purposes of this subsection 7(A), "cause" shall be defined as (i) willful misconduct, (ii) breach of fiduciary duty involving personal profit, (iii) intentional failure to perform stated duties, (iv) conviction of a violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or (v) any material breach of any term, condition or covenant of this Agreement.

     (B) Employer, by action of its Board of Directors, and upon written notice to Employee, may fail to renew this Agreement effective any Anniversary Date, or may terminate Employee's employment with Employer at any time without cause.

     (C) Employee, by written notice to Employer, may terminate his employment with Employer at any time for cause. For purposes of this subsection 7(C), "cause" shall be defined as (i) any action by Employer's Board of Directors to remove the Employee as President of Employer and Chief Operating Officer of Employer and its subsidiaries, except where the Employer's Board of Directors properly acts to remove Employee from such office for "cause" as defined in subsection 7(A) hereof, (ii) any action by Employer's Board of Directors to materially limit, or materially increase or decrease or modify Employee's Job Responsibilities and/or authority as President of Employer and as Chief Operating Officer of Employer and its subsidiaries (including his authority, subject to corporate controls no more restrictive than those in effect on the date hereof, to hire and discharge employees who are not bona fide officers of Employer), (iii) any failure of Employer to obtain the assumption of the obligation to perform this Agreement by any successor, assignee, or distributee of all or substantially all of Employer's assets (on a consolidated basis with those of its subsidiaries), or the reaffirmation of such obligation by such successor, assignee, or distributee, as contemplated in section 16 hereof; (iv) any material breach by Employer of a term, condition or covenant of this Agreement; (v) adoption or approval of a plan of liquidation, dissolution, or reorganization for Employer or its subsidiaries by the Employer's Board of Directors; or (vi) a Change of Control.

          For purposes of this Agreement, a "Change of Control" of Employer shall be deemed to have occurred if during, or following the consummation of, a stock purchase program, tender offer, exchange offer, merger, consolidation, sale of substantially all of Employer's assets, contested election, or any combination of the foregoing transactions, any person, entity or group of persons acting in concert (other than the Employee), directly or indirectly (1) acquires the power to vote in excess of twenty-five percent (25%) of the voting securities of Employer and one or more of its representatives are elected to the Board, (2) acquires ownership of the power to vote in excess of 50% of the voting securities of Employer, or (3) otherwise acquires effective control of the business and affairs of Employer; provided, however, that (4) a Change of Control shall not be deemed to occur as a result of any existing or future acquisition of shares of Employer capital stock by Employee, or Kelly L. Rose and/or Karen Rose or by any trust(s) or voting trust(s) of Employee, Kelly L. Rose, and/or Karen Rose, to which any of their Employer capital stock is transferred, and further provided, that (5) a Change of Control shall not be deemed to occur so long as and during that period after an event which would otherwise be a Change of Control, during which period Kelly L. Rose remains as Chairman of the Board and Chief Executive Officer of Employer, but, it shall be a Change of Control if any of the events discussed in (1), (2) or (3) next above occurs, and Kelly L. Rose thereafter leaves the employment of Employer.



     (D) Except as otherwise provided in section 3 regarding nonrenewal on any Anniversary Date, and in addition thereto, Employee, at any time and upon sixty (60) days written notice to Employer, may terminate his employment with Employer without cause.

     (E) Employee's employment with Employer shall terminate in the event of Employee's death or disability. For purposes hereof, "disability" shall be defined as Employee's inability by reason of illness or other physical or mental incapacity to perform the duties required by his employment for any consecutive one hundred eighty (180) day period, provided that notice of any termination by Employer because of Employee's "disability" shall have been given to Employee prior to the full resumption by him of the performance of such duties.

     8. In the event of termination of Employee's employment with Employer pursuant to section 7 hereof, which shall include a nonrenewal of this Agreement on any Anniversary Date as provided in section 3 or in subsection 7(B) hereof, written notice as required by section 10 shall be given, and compensation shall continue to be paid by Employer to Employee, as follows:

     (A) In the event of termination for cause by Employer or without cause by Employee pursuant to subsection 7(A) or 7(D), respectively, compensation provided for herein (including Base Compensation) shall continue to be paid, and Employee shall continue to participate in the Benefit Plans and other perquisites as provided in sections 5 and 6 hereof, through the date of termination specified in the notice of termination. Any benefits payable under such Benefit Plans as a result of Employee's participation in such plans through such date shall be paid when due under those plans. The date of termination specified in any notice of termination pursuant to subsection 7(A) shall be no later than the last business day of the month in which such notice is provided to Employee.

     (B) In the event of termination without cause by Employer or with cause by Employee pursuant to subsection 7(B) or 7(C), respectively, compensation provided for herein (including Base Compensation) shall continue to be paid, and Employee shall continue to participate in the Benefit Plans and other perquisites as provided in sections 5 and 6 hereof, through the date of termination specified in the notice of termination. Any benefits payable under such Benefit Plans as a result of Employee's participation in such plans through such date shall be paid when due under those plans. In addition, Employee shall be entitled to continue to receive from Employer his Base Compensation at the rates in effect at the time of termination for one (1) additional twelve (12) month period, provided, however in the event that termination pursuant to subsection 7(B) or 7(C) follows a Change of Control, then the additional period referred to herein as "one (1) additional twelve (12) month period" shall rather be "three (3)
          additional twelve (12) month periods." In addition, during such periods, Employer will maintain in full force and effect for the continued benefit of Employee and his dependents each Benefit Plan in which Employee was entitled to participate immediately prior to the date of his termination, unless an essentially equivalent and no less favorable benefit is provided by a subsequent employer of Employee, provided, however, that in the event that Employee shall be entitled to receive from Employer his Base Compensation at the rates in effect at the time of termination for three (3) additional twelve (12) month periods, then Employee at his option may elect to receive such Base Compensation for such three (3) additional twelve (12) month periods payable in one lump sum payment on or before thirty (30) days following the date of termination, and Employer will not thereafter maintain any Benefit Plan for the continued benefit of Employee and his dependents. If the terms of any Benefit Plan, or applicable laws, do not permit continued participation by Employee, Employer will arrange to provide to Employee a benefit substantially similar to, and no less favorable than, the benefit he was entitled to receive under such Benefit Plans at the end of the period of coverage. The right of Employee to continued coverage under the health and medical insurance plans of Employer shall commence upon the expiration of such period.

     (C) In the event of termination of Employee's employment due to death or disability pursuant to subsection 7(E), compensation provided for herein (including Base Compensation) shall continue to be paid, and Employee shall continue to participate in the Benefit Plans and other perquisites as provided in sections 5 and 6 hereof, as follows.

          In the event Employee's employment with Employer shall terminate in the event of Employee's death, compensation provided for herein (including Base Compensation) shall continue to be paid from and after the date of Employee's death. The spouse (or if none surviving, the dependants of Employee) shall be entitled to continue to receive from Employer the Employee's Base Compensation at the rates in effect at the time of termination for one (1) additional twelve (12) month period. In addition, during such period, Employer will maintain in full force and effect for the continued benefit of the spouse of Employee (or if none surviving, the dependants of Employee) each Benefit Plan in which they were entitled to participate immediately prior to the date of death of Employee, unless an essentially equivalent and no less favorable benefit is provided by a subsequent employer of the spouse of Employee (or if none surviving, the dependants of Employee). If the terms of any Benefit Plan, or applicable laws, do not permit continued participation by the spouse (or if none surviving, the dependants of Employee), Employer will arrange to provide to spouse of Employee (or if none surviving, the dependants of Employee) a benefit substantially similar to, and no less favorable than, the benefit the spouse of Employee (or if none surviving, the dependants of Employee) was entitled to receive under such Benefit Plans at the date of death of Employee. Employer reserves the right to cause the payments provided for herein to be funded and paid in whole or in part from life insurance, annuities, or other such similar devices, in its sole discretion.

          In the event Employee's employment with Employer shall terminate in the event of Employee's disability, compensation provided for herein (including Base Compensation) shall continue to be paid from and after the date of Employee's disability and during the continuance or recurrence thereof. Employee shall be entitled to continue to receive from Employer the Employee's Base Compensation at the rates in effect at the time of termination for one (1) additional twelve (12) month period. In addition, during such periods, Employer will maintain in full force and effect for the continued benefit of Employee each Benefit Plan in which Employee was entitled to participate immediately prior to the date of disability of Employee, unless an essentially equivalent and no less favorable benefit is provided by a subsequent employer of Employee. If the terms of any Benefit Plan, or applicable laws, do not permit continued participation by Employee, Employer will arrange to provide Employee a benefit substantially similar to, and no less favorable than, the benefit Employee was entitled to receive under such Benefit Plans at the date of disability of Employee. Employer reserves the right to cause the payments provided for herein to be funded and paid in whole or in part from life insurance, annuities, or other such similar devices, in its sole discretion.

     (D) Employer will permit Employee or his personal representative(s) or heirs, as the case may be, during a period of three (3) months following termination of Employee's employment by Employer without cause as set forth in subsection 7(B), or Employee's termination of his employment with Employer for cause as set forth in subsection 7(C), or death or disability of Employee as set forth in subsection 7(E), to require Employer, upon written request and at Employee's or his personal representative's or heirs' option to purchase all or less than all of outstanding stock options previously granted to Employee under any Employer stock option plan then in effect whether or not such options are then exercisable or have terminated, at a cash purchase price equal to the amount by which the aggregate "fair market value" of the shares subject to such options exceeds the aggregate option price for such shares. For purposes of this Agreement, the term "fair market value" shall mean the higher of (1) the average of the highest asked prices for Employer shares in the over-the-counter market as reported on the NASDAQ system or other national exchange if the shares are traded on such system for the thirty (30) business days preceding such termination, or (2) the average per share price actually paid for the most highly priced one percent (1%) of the Employer shares acquired in connection with any Change of Control of the Employer by any person or group acquiring such control.

     9. In order to induce Employer to enter into this Agreement, Employee hereby agrees as follows:

     (A) Unless otherwise required to do so by law, including the order of a court or governmental agency, Employee shall not divulge or furnish any trade secrets (as defined in IND. CODEss. 24-2-3-2) of Employer or any confidential information acquired by him while employed by Employer concerning the policies, plans, procedures or customers of Employer to any person, firm or corporation, other than Employer or upon its written request, or use any such trade secret or confidential information directly or indirectly for Employee's own benefit or for the benefit of any person, firm or corporation other than Employer, since such trade secrets and confidential information are confidential and shall at all times remain the property of Employer. To that end, Employee agrees as follows:

          (i) That all drawings, blueprints, manuals, letters, reports memoranda, notes, notebooks, customer lists and all other documents or materials whether or not of a secret or confidential nature (and all copies thereof) relating to Employer or any of its affiliates business in any way obtained by Employee while employed by Employer shall be Employer's property and shall be delivered by Employee to Starcraft on termination of Employee's employment or at any time at Employer's request together with Employee's written certification of compliance. This includes but is not limited to documents or other materials concerning customers, pricing, marketing, and method or process, product or apparatus manufactured, used, developed, or investigated by Employer or any of its affiliates, all of which are CONFIDENTIAL;

          (ii) To disclose to Employer promptly and fully any invention, discovery or improvement, ("invention(s)") whether patentable or not, hereafter made or conceived solely or jointly by Employee while employed by Employer and which relates in any manner to the business or activities of Starcraft or any of its affiliates or is suggested by or results from any duties assigned to Employee or work performed by Employee for or on behalf of Employer;

          (iii)That when requested by Employer, whether during or subsequent to Employee's employment, to execute patent applications and other instruments considered necessary by Employer to apply for any obtain Letters Patent of the United States and foreign countries with respect to inventions covered by this Agreement and to make assignments and execute other instruments necessary to convey to Employer ownership and exclusive rights in such inventions, patent applications and patents; provided, however, that Employer shall bear all expenses connected with such patents, patent applications and maintenance of patent protection, and if services in connection therewith are performed by Employee at the request of Employer after termination of Employee's employment, Employer shall pay reasonable compensation for such post-employment services.

     (B) For a period of two years after termination of Employee's employment by Employer for reasons other than those set forth in subsections 7(B) or (C) of this Agreement, Employee shall not (a) compete, directly or indirectly, with the business of Employer as conducted during the term of this Agreement (defined as aftermarket parts, cargo haulers, upfit customization and specialized packages through its ownership interest in Tecstar, LLC), or have any interest (including any interest or association, including but not limited to, that of owner, part owner, partner, shareholder, director, officer, employee, agent, consultant, lender or advisor) in any person, firm or entity which competes with Employer in the geographic area described on the attached Exhibit A (each such person, firm or entity is referred to as "Competitor"); (b) solicit or accept business for or on behalf of any Competitor; (c) solicit, induce or persuade, or attempt to solicit, induce or persuade, any person to work for or provide services to or provide financial assistance to, any Competitor; or (d) solicit or accept for or on behalf of or for the benefit of any Competitor, any business from any person, firm or entity which during the term of this Agreement was a vendor or supplier to, or subcontractor for, or commercial purchaser from, Employer.

     (C) If Employee's employment by Employer is terminated for any reason by either Employee or Employer, Employee will turn over immediately thereafter to Employer all business correspondence, letters, papers, reports, customers' lists, financial statements, records, drawings, credit reports or other confidential information or documents of Employer or its affiliates in the possession or control of Employee, all of which writings are and will continue to be the sole and exclusive property of Employer or its affiliates.

     (D) If Employee's employment by Employer is terminated during the Term of this Agreement for reasons set forth in subsections 7(B) or (C) of this Agreement, Employee shall have no obligations to Employer with respect to noncompetition under subsections 9(A) and 9(B).

     10. Any termination of Employee's employment with Employer as contemplated by section 3 and section 7 hereof, except in the circumstances of Employee's death, shall be communicated by written "Notice of Termination" by the terminating party to the other party hereto. Any "Notice of Termination" must refer to one or more of subsections 7(A), 7(B), 7(C), 7(D) or 7(E), shall indicate the specific provisions of this Agreement and one or more of such subsections of section 7 relied upon, and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for such termination under one or more of such subsections of section 7.

     11. Anything in this Agreement to the contrary notwithstanding, payment of Base Compensation by the Employer to or for the benefit of the Employee pursuant to subsection 8(B) hereof shall be inclusive of payment attributable to the confidentiality and noncompetition covenants of section 9 hereof and shall be payable whether or not deductible by the Employer for federal income tax purposes.

     12. If a dispute arises regarding the grounds for termination of Employee pursuant to section 7 hereof, said dispute shall be resolved by binding arbitration determined in accordance with the rules of the American Arbitration Association and if Employee obtains a final award in his favor or his claim is settled by Employer prior to the rendering of an award by such arbitration, all reasonable legal fees and expenses incurred by Employee in contesting or disputing any such termination or otherwise pursuing his claim shall be paid by Employer, to the extent permitted by law.

     If a dispute arises regarding other provisions of this Agreement, including enforcement of the confidentiality and noncompetition provisions hereof, then such shall be heard only by the judge and not by a jury, in any court of general jurisdiction in Elkhart County, Indiana, to which such sole and exclusive jurisdiction each party irrevocably consents. The prevailing party shall be entitled to its costs, expenses and reasonable attorney's fees.

     13. Should Employee die after termination of his employment with Employer while any amounts are payable to him hereunder, this Agreement shall inure to the benefit of and be enforceable by Employee's executors, administrators, heirs, distributees, devisees and legatees and all amounts payable hereunder shall be paid in accordance with the terms of this Agreement to Employee's devisee, legatee or other designee or, if there is no such designee, to his estate.

     14. For purposes of this Agreement, notices and all other communications provided for herein shall be in writing and shall be deemed to have been given when delivered or mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

         If to Employee:   Michael H. Schoeffler
                           57073 Copper Cove
                           Elkhart, IN 46516

         If to Employer:   Starcraft Corporation
                           2703 College Avenue
                           Post Office Box 1903
                           Goshen, IN  46529

                           Attention:  Kelly L. Rose, Chairman of the Board and
                                       Chief Executive Officer

or to such address as either party hereto may have furnished to the other party in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

     15. The validity, interpretation, and performance of this Agreement shall be governed by the laws of the State of Indiana.

     16. Employer shall require any successor, assignee, distributee or other transferee of all or substantially all of its or its subsidiaries' assets or business ("Succession") (whether direct or indirect, by purchase, merger, dissolution, liquidation, consolidation or otherwise, and whether or not it is a Change of Control) by agreement in form and substance satisfactory to Employee to expressly assume and agree to perform this Agreement in the same manner and same extent that Employer would be required to perform it if no such Succession had taken place. Failure of Employer to obtain such agreement prior to the effectiveness of any such Succession shall be a material intentional breach of this Agreement and shall entitle Employee to terminate his employment with Employer pursuant to subsection 7(C) hereof. As used in this Agreement, "Employer" shall mean Employer and its subsidiaries from time to time and any successor to its or their business or assets as aforesaid.

     17. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by Employee and Employer. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of dissimilar provisions or conditions at the same or any prior or subsequent time. No agreements or representation, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement.

     18. The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement which shall remain in full force and effect.

     19. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement.

     20. This Agreement is personal in nature and neither party hereto shall, without consent of the other, assign or transfer this Agreement or any rights or obligations hereunder except as provided in section 13 and section 16 above. Without limiting the foregoing, Employee's right to receive compensation hereunder shall not be assignable or transferable, whether by pledge, creation of a security interest or otherwise, other than a transfer by his will or by the laws of descent or distribution as set forth in section 13 hereof, and in the event of any attempted assignment or transfer contrary to this paragraph, Employer shall have no liability to pay any amounts so attempted to be assigned or transferred.

     IN WITNESS WHEREOF, the parties have caused the Agreement to be executed and delivered this 2nd day of January, 2003.

"Employee"                                     "Employer"
                                               STARCRAFT CORPORATION


/s/ Michael H. Schoefferl                      By: /s/ Kelly L. Rose
-------------------------------                --------------------------------
Michael H. Schoeffler                          Kelly L. Rose
                                               Chief Executive Officer

                                    EXHIBIT A


     In Japan, Europe, Mexico, Canada, and any of the 48 contiguous States of the United States of America; it being acknowledged by Employee that the Company conducts business in all such States, and also it is acknowledged by Employee that the Company presently conducts a substantial amount of its business in any and all of the States.